Section 2: EX-99.1 (SECOND QUARTER EARNINGS PRESS RELEASE, DATED JULY 30, 2013)

Exhibit 99.1
Carla Baca
Financial Communications
P: 615.269.8175
News Release
HEALTHCARE REALTY TRUST REPORTS NORMALIZED FFO OF $0.32 PER SHARE FOR THE SECOND QUARTER

NASHVILLE, Tennessee, July 30, 2013 - Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the second quarter ended June 30, 2013. Normalized FFO for the three months ended June 30, 2013 totaled $0.32 per diluted common share. Normalized FAD for the three months ended June 30, 2013 totaled $0.33 per diluted common share.

Salient highlights include:

•
The Company has four MOB investments under contract and a signed letter of intent to acquire a fifth. The total purchase price for the five properties is approximately $156 million. These properties total 528,000 square feet, are 95% leased and are on or adjacent to hospital campuses in several markets where the Company already has a presence. The Company intends to close these transactions later in the third quarter.

•	The upcoming acquisitions were pre-funded with proceeds from equity raised under its ATM program throughout the second quarter and a follow-on offering in July.

•	At the end of the second quarter, the Company prepaid a mortgage with a 7.25% interest rate for $94 million.

•	The Company redeemed its 5.125% 2014 unsecured senior notes in April 2013, in conjunction with the issuance of its 2023 senior notes in the first quarter.

•	The twelve development properties currently in stabilization (SIP) were 69% leased at the end of the second quarter, with occupancy increasing to 48%.

•	During the second quarter, the Company sold five smaller properties totaling 158,000 square feet for $12.0 million.

•	A dividend of $0.30 per common share was declared for the second quarter of 2013, which is 90.9% of normalized FAD.

For the three months ended June 30, 2013, year-over-year revenues grew by $6.5 million to $84.1 million. The Company recognized a net loss for the quarter of $24.2 million, including the effects of a $29.6 million loss incurred on the repayment of debt.

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Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.0 billion in 204 real estate properties and mortgages as of June 30, 2013. The Company's 198 owned real estate properties are located in 28 states and total approximately 13.5 million square feet. The Company provides property management services to approximately 10.1 million square feet nationwide.
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Additional information regarding the Company, including this quarter's operations, can be found at www.healthcarerealty.com. Please contact the Company at 615.269.8175 to request a printed copy of this information.

In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2012 under the heading "Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking statements.

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HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Balance Sheets (1)
(amounts in thousands, except for share data)
(Unaudited)

ASSETS
Real Estate Properties:	6/30/2013	12/31/2012
Land	$164,673	$161,875
Buildings, improvements and lease intangibles	2,637,030	2,625,538
Personal property	9,168	8,739
Land held for development	17,054	25,171
Total real estate properties	2,827,925	2,821,323
Less accumulated depreciation	(613,882)	(580,617)
Total real estate properties, net	2,214,043	2,240,706
Cash and cash equivalents	1,152	6,776
Mortgage notes receivable	212,313	162,191
Assets held for sale and discontinued operations, net	18,688	3,337
Other assets, net	151,194	126,962
Total assets	$2,597,390	$2,539,972

LIABILITIES AND EQUITY
Liabilities:
Notes and bonds payable	$1,301,387	$1,293,044
Accounts payable and accrued liabilities	58,833	65,678
Liabilities of discontinued operations	280	131
Other liabilities	58,722	60,175
Total liabilities	1,419,222	1,419,028
Commitments and contingencies
Equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—
Common stock, $.01 par value; 150,000 shares authorized; 92,497 and 87,514 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	925	875
Additional paid-in capital	2,235,403	2,100,297
Accumulated other comprehensive loss	(2,092)	(2,092)
Cumulative net income attributable to common stockholders	776,212	801,416
Cumulative dividends	(1,833,613)	(1,779,552)
Total stockholders’ equity	1,176,835	1,120,944
Noncontrolling interests	1,333	—
Total equity	1,178,168	1,120,944
Total liabilities and equity	$2,597,390	$2,539,972

(1)
The Condensed Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

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HEALTHCARE REALTY TRUST INCORPORATED
Condensed Consolidated Statements of Operations (1)
(amounts in thousands, except for share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenues
Rental income	$79,119	$74,184	$157,148	$146,122
Mortgage interest	3,427	2,039	6,364	4,331
Other operating	1,508	1,370	2,965	3,144
	84,054	77,593	166,477	153,597
Expenses
Property operating	31,732	29,150	61,535	57,409
General and administrative	5,841	4,520	12,382	9,781
Depreciation	22,069	20,733	43,881	41,172
Amortization	2,571	2,515	5,249	5,026
Bad debt, net of recoveries	19	150	7	109
	62,232	57,068	123,054	113,497
Other Income (Expense)
Loss on extinguishments of debt	(29,638)	—	(29,638)	—
Interest expense	(18,925)	(18,506)	(38,695)	(36,860)
Interest and other income, net	219	201	449	414
	(48,344)	(18,305)	(67,884)	(36,446)

Income (Loss) From Continuing Operations	(26,522)	2,220	(24,461)	3,654

Discontinued Operations
Income from discontinued operations	501	872	1,052	3,313
Impairments	—	(167)	(3,630)	(4,336)
Gain on sales of real estate properties	1,783	3	1,783	3,431
Income (Loss) From Discontinued Operations	2,284	708	(795)	2,408

Net Income (Loss)	(24,238)	2,928	(25,256)	6,062
Less: Net (income) loss attributable to noncontrolling interests	33	(20)	52	(20)
Net Income (Loss) Attributable To Common Stockholders	($24,205)	$2,908	($25,204)	$6,042
Basic Earnings (Loss) Per Common Share:
Income (loss) from continuing operations	($0.30)	$0.03	($0.28)	$0.05
Discontinued operations	0.03	0.01	(0.01)	0.03
Net income (loss) attributable to common stockholders	($0.27)	$0.04	($0.29)	$0.08
Diluted Earnings (Loss) Per Common Share:
Income (loss) from continuing operations	($0.30)	$0.03	($0.28)	$0.05
Discontinued operations	0.03	0.01	(0.01)	0.03
Net income (loss) attributable to common stockholders	($0.27)	$0.04	($0.29)	$0.08
Weighted Average Common Shares Outstanding—Basic	89,204	76,462	88,056	76,444
Weighted Average Common Shares Outstanding—Diluted	89,204	77,712	88,056	77,678

(1)
The Condensed Consolidated Statements of Operations do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

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HEALTHCARE REALTY TRUST INCORPORATED
Reconciliation of FFO and Normalized FFO (1) (2)
(amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,
	2013	2012
Net Income (Loss) Attributable to Common Stockholders	($24,205)	$2,908
Gain on sales of real estate properties	(1,783)	(3)
Impairments	—	167
Real estate depreciation and amortization	24,002	23,467
Total adjustments	22,219	23,631
Funds From Operations	($1,986)	$26,539
Acquisition costs	124	—
Interest incurred related to the timing of issuance/redemption of senior notes	667	—
Loss on extinguishment of debt	29,907	—
Normalized Funds From Operations	$28,712	$26,539
Funds from Operations per Common Share—Diluted	($0.02)	$0.34
Normalized Funds From Operations Per Common Share—Diluted	$0.32	$0.34
FFO Weighted Average Common Shares Outstanding	89,204	77,712
Normalized FFO Weighted Average Common Shares Outstanding	90,684	77,712

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO and Funds Available For Distribution (“FAD”) do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company’s operating performance or as alternatives to cash flow as measures of liquidity.

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HEALTHCARE REALTY TRUST INCORPORATED
Reconciliation of FAD and Normalized FAD (1)
(amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,
	2013	2012
Net Income (Loss) Attributable to Common Stockholders	($24,205)	$2,908
Gain on sales of real estate properties	(1,783)	(3)
Impairments	—	167
Depreciation and amortization	25,723	25,030
Provision for bad debt, net	19	150
Straight-line rent receivable	(1,802)	(1,545)
Straight-line rent liability	102	112
Stock-based compensation	1,137	721
Provision for deferred post-retirement benefits	218	266
Total non-cash items included in cash flows from operating activities	23,614	24,898
Funds Available For Distribution	($591)	$27,806
Acquisition costs	124	—
Interest incurred related to the timing of issuance/redemption of senior notes	667	—
Loss on extinguishment of debt	29,907	—
Normalized Funds Available For Distribution	$30,107	$27,806
Funds Available For Distribution Per Common Share—Diluted	($0.01)	$0.36
Normalized Funds Available For Distribution Per Common Share—Diluted	$0.33	$0.36
FAD Weighted Average Common Shares Outstanding	89,204	77,712
Normalized FAD Weighted Average Common Shares Outstanding	90,684	77,712

(1)
FFO and Funds Available For Distribution (“FAD”) do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company’s operating performance or as alternatives to cash flow as measures of liquidity.

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